UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2022

AKILI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40558	98-1586159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Broad Street, Fifth Floor, Boston MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 456-0597

(Registrant’s telephone number, including area code)

Social Capital Suvretta Holdings Corp. I

2850 W. Horizon Ridge Parkway, Suite 200

Henderson, NV 89052

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DNAA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On August 19, 2022, Social Capital Suvretta Holdings Corp. I (“SCS” and, after the Business Combination (as defined below), “Akili, Inc.”) consummated the transactions contemplated by its previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 26, 2022, by and among SCS, Karibu Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of SCS, and Akili Interactive Labs, Inc., a Delaware corporation (“Akili”) (the “Business Combination”). As a result of the closing (the “Closing”) of the Business Combination, SCS’s name was changed to Akili, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Akili, Inc. 2022 Incentive Plan

On August 18, 2022, at an Extraordinary General Meeting (the “Extraordinary General Meeting”), shareholders of SCS approved by ordinary resolution and adopted the Akili, Inc. 2022 Incentive Plan (the “Incentive Plan”), which makes available for issuance 12,813,781 shares of common stock, par value $0.0001 per share, of Akili, Inc. (“Akili, Inc. common stock”). A summary of the Incentive Plan is included in SCS’s definitive proxy statement/prospectus for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 21, 2022 (the “Definitive Proxy”) and is incorporated herein by reference, which summary is qualified in all respects by the full text of the Incentive Plan, which is attached as Annex G to the Definitive Proxy.

Akili, Inc. Employee Stock Purchase Plan

On August 18, 2022, at the Extraordinary General Meeting, shareholders of SCS approved by ordinary resolution and adopted the Akili, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), which makes available for issuance 1,167,881 shares of Akili, Inc. common stock. A summary of the Employee Stock Purchase Plan is included in the Definitive Proxy and is incorporated herein by reference, which summary is qualified in all respects by the full text of the Employee Stock Purchase Plan, which is attached as Annex H to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, 28,713,054 SCS ordinary shares, which represented 90.04% of the ordinary shares outstanding and entitled to vote as of the record date for the Extraordinary General Meeting of July 14, 2022, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the SCS shareholders at the Extraordinary General Meeting are set forth below.

Approval of the Business Combination Proposal

SCS shareholders approved by ordinary resolution and adopted the Merger Agreement and the Business Combination. A copy of the Merger Agreement is attached as Annex A to the Definitive Proxy and as Exhibit 2.1 to SCS’s Current Report on Form 8-K/A filed with the SEC on January 27, 2022 (the “Business Combination Proposal”). The voting results with respect to the Business Combination Proposal were as follows:

Votes For	Votes Against	Abstentions
27,637,348	1,069,282	6,424

Approval of the Domestication Proposal

SCS shareholders approved by special resolution a change of SCS’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware. A copy of the form of Plan of Domestication and form of Certificate of Incorporation of Akili, Inc. are attached as Exhibit 2.2 to SCS’s Registration Statement on Form S-4/A filed with the SEC on April 4, 2022 and Exhibit 3.2 which is attached as Annex J to the Definitive Proxy (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions
25,022,498	2,323,375	1,367,181

Approval of the Organizational Documents Proposal A

SCS shareholders approved by special resolution the change in the authorized share capital of SCS from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preference shares, par value $0.0001 per share, to 1,000,000,000 shares of Akili, Inc. common stock, par value $0.0001 per share, and 100,000,000 shares of Akili, Inc. preferred stock, par value $0.0001 per share (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions
25,020,510	2,324,986	1,367,558

Approval of Organizational Documents Proposal B

SCS shareholders approved by special resolution the issuance of any or all shares of Akili, Inc. preferred stock in one or more classes or series by the board of directors of Akili, Inc., with such terms and conditions as may be expressly determined by Akili, Inc.’s board of directors and as may be permitted by the Delaware General Corporation Law (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions
24,698,312	2,647,561	1,367,181

Approval of Organizational Documents Proposal C

SCS shareholders approved by special resolution the adoption of the proposed Certificate of Incorporation and the proposed Bylaws, in the forms attached as Annex J and Annex K, respectively, to the Definitive Proxy, in connection with the consummation of the Business Combination, including (i) changing the corporate name from “Social Capital Suvretta Holdings Corp. I” to “Akili, Inc.,” (ii) making Akili, Inc.’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended (the “Securities Act”), (iv) being subject to the provisions of Section 203 of Delaware General Corporation Law and (v) removing certain provisions related to SCS’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions
25,022,502	2,323,375	1,367,177

Approval of the Director Appointment Proposals

SCS Class B shareholders approved by ordinary resolution the election of Bharatt Chowrira, J.D., Ph.D. and Kenneth Ehlert to serve as Class I directors, Christine Lemke and William “BJ” Jones, Jr. to serve as Class II directors and W. Edward Martucci, Ph.D., Chamath Palihapitiya and Adam Gazzaley, M.D., Ph.D. to serve as Class III directors, with Mr. Palihapitiya to serve as the Chairperson of the Akili, Inc. board of directors, who, upon the Closing, will be the directors of Akili, Inc.

The voting results with respect to the election of Bharatt Chowrira, J.D., Ph.D., were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

The voting results with respect to the election of Kenneth Ehlert were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

The voting results with respect to the election of Christine Lemke were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

The voting results with respect to the election of William “BJ” Jones, Jr. were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

The voting results with respect to the election of W. Edward Martucci, Ph.D. were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

The voting results with respect to the election of Chamath Palihapitiya were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

The voting results with respect to the election of Adam Gazzaley, M.D., Ph.D. were as follows:

Votes For	Votes Withheld	Abstentions
6,890,000	0	0

Approval of the Stock Issuance Proposal

SCS shareholders approved by ordinary resolution, for the purposes of complying with the applicable listing rules of the Nasdaq Capital Market, the issuance of Akili, Inc. common stock to (a) the investors (collectively, the “PIPE Investors”), pursuant to the subscription agreements (the “Subscription Agreements”) by and between SCS and the PIPE Investors, pursuant to which the PIPE Investors have subscribed for an aggregate of 16,200,000 shares of Akili, Inc. common stock for an aggregate purchase price of $162,000,000 (the “PIPE Investment”) and (b) the Akili stockholders pursuant to the Merger Agreement (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions
25,020,988	2,324,885	1,367,181

Approval of the Incentive Plan Proposal

SCS shareholders approved by ordinary resolution the Incentive Plan (the “Incentive Plan Proposal”). The voting results with respect to the Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions
24,344,594	3,001,122	1,367,337

Approval of the Employee Stock Purchase Plan Proposal

SCS shareholders approved by ordinary resolution the Employee Stock Purchase Plan (the “Employee Stock Purchase Plan Proposal”). The voting results with respect to the Employee Stock Purchase Plan Proposal were as follows:

Votes For	Votes Against	Abstentions
25,020,314	2,325,559	1,367,181

Approval of the Auditor Ratification Proposal

SCS shareholders approved by ordinary resolution the ratification of the appointment by SCS’s audit committee of Marcum LLP as the independent registered public accountants to SCS to audit and report on SCS’s consolidated financial statements for the year ending December 31, 2022 (the “Auditor Ratification Proposal”). The voting results with respect to the Auditor Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions
27,332,938	11,431	1,368,685

Approval of the Adjournment Proposal

SCS shareholders approved by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions
24,686,758	2,665,536	1,360,760

Item 7.01 Regulation FD Disclosure.

On August 19, 2022, Akili, Inc. issued a press release announcing the Closing. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

24,772,478 of SCS’s Class A ordinary shares were presented for redemption in connection with the Business Combination.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release dated August 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akili, Inc.

By:	/s/ W. Edward Martucci
Name: W. Edward Martucci
Title: Chief Executive Officer

Date:    August 19, 2022